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Exhibit 21.1

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SUBSIDIARIES OF REGISTRANT
as of 10/31/97                                                                       Percentage
                                                                                     of Voting
                                                                                     Securities
                                                                                     Owned by
                                                                 State of            Immediate
Name                                                             Incorporation       Parent
----                                                             -------------       ----------
ABM Industries Incorporated                                      Delaware            Registrant
(*)  ABM Janitorial Services - Northern California               California          100%
     ABM Janitorial Services - Southern California +             California          100%
     ABM Janitorial Services Co. Ltd.                            British Columbia    100%
     Canadian Building Maintenance Company Ltd.                  British Columbia    100%
        Supreme Building Maintenance Ltd.                        British Columbia    100%
     American Building Maintenance Co. of Georgia                California          100%
     American Building Maintenance Co. of Illinois               California          100%
     American Building Maintenance Co. of Nebraska +             California          100%
     American Building Maintenance Co. of New York               California          100%
     American Building Service Company +                         California          100%
     American Building Maintenance Co. of Utah +                 California          100%
     American Building Maintenance Co. - West                    California          100%
     California Janitorial and Supply Co. +                      California          100%
     Commercial Property Services, Inc.                          California          100%
     Bonded Maintenance Company                                  Texas               100%
     Servall Services Inc.                                       Texas               100%
     American Plant Protection, Inc.                             California          100%
     American Public Services                                    California          100%
     Easterday Janitorial Supply Company                         California          100%
     American Security and Investigative Services, Inc.          California          100%
        ABMI Investigative Services +                            California          100%
        ABMI Security Services, Inc.                             California          100%
        American Commercial Security Services, Inc.              California          100%
     Amtech Lighting Services of the Northeast.                  California          100%
     ABM Facility Services Company                               California          100%
     Amtech Energy Services                                      California          100%
     Amtech Lighting Services                                    California          100%
     CommAir Mechanical Services                                 California          100%
     Amtech Elevator Services                                    California          100%
     Amtech Reliable Elevator Company of Texas +                 Texas               100%
     ABM Engineering Services Company                            California          100%
     Bradford Building Services, Inc.                            California          100%
     Commercial Air Conditioning of Northern California, Inc. +  California          100%
     Southern California Building Services +                     California          100%
        Accurate Janitor Service, Inc. +                         California          100%
     Ampco System Parking                                        California          100%
     Beehive Parking, Inc.                                       Utah                100%
     System Parking, Inc.                                        California          100%
     Towel and Linen Service, Inc. +                             California          100%

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(*)  Subsidiary relationship to registrant or to subsidiary parents shown by progressive indentation.
 +   Inactive companies.